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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Transocean Sedco Forex Inc. of our report dated August 6, 1999 relating to the financial statements of Sedco Forex Holdings Limited, which appears in the registrant's prospectus filed pursuant to Rule 424(b)(3) under the Securities Act on November 1, 1999.



PricewaterhouseCoopers LLP

New York, NY
January 7, 2000